CMSP Report	12 Months Ended
Dec. 31, 2025
CMSP Report [Line Items]
Document Type	17AD-27
Amendment Flag	false
Entity Registrant Name	DTCC ITP Matching (US) LLC
Entity Central Index Key	0002034958
Document Period End Date	Dec. 31, 2025
STP Policies and Procedures Summary

Rule 17Ad-27(b)(1)

In 2024, several policies, procedures and artifacts were developed and/or enhanced to meet the requirements of Exchange Act Rule 17Ad-27 and describe how DTCC, ITP, and ITPM facilitate STP. Over the 2025 Reporting Period, these policies and procedures were updated to reflect standard course of business changes, however no material changes to support or facilitate STP were made.

Non-material updates were made to the following Client-facing policies, procedures, or artifacts during the 2025 Reporting Period.

  ITP Services Catalog and Services Catalog Supplement - The Services Catalog describes the Service offerings available to Clients and is the framework by which ITP strives to offer, contract and communicate Service offerings with Clients. The Services Catalog includes details on Services functionality, as well as Client connectivity and access configurations (which may differ depending on Client type), optional workflows and add-on/ancillary Services, subject to elected Services. Optional workflows and add-on/ancillary Services are not stand-alone Services and may require additional documentation and/or additional fees may apply. The Services Catalog Supplement includes detail beyond the Services Catalog, in the form of: (1) service descriptions, (2) subscription options by Client type and access method, (3) system functionality, (4) risks associated with Service disruptions, and (5) information concerning optional workflows, and add-on/ancillary Services detailed in the Services Catalog. The below updates were made in the 2025 Reporting Period.
  Added language to the CTM and TradeSuite ID sections of the Services Catalog to reflect the sharing of additional information between ITP and National Securities Clearing Corporation ("NSCC") for risk management purposes.
  Updated the ALERT description to align with updated language used in the 2024 CMSP Annual Report.
  Clarified Settlement Instruction Manager's ("SIM's") availability for Brokers, in addition to the Investment Manager ("IM") community.
  Added language to the Services Catalog describing eligibility criteria for CTM SSI enrichment functionality and updated the optional workflows for CTM to include ASSIsT in the Services Catalog.

  DTCC ITP Master Service Agreement ("MSA") - By using Services as defined in the Procedures, Clients of ITP are using the Services in the most effective manner to promote STP. In order to be eligible as a Client of ITP, entities must: (i) enter into a MSA; (ii) complete an Order Form to elect Services (and other applicable onboarding documentation); (iii) be subject to ITP's client verification process; and (iv) be subject to global sanctions screenings against various watch lists. The DTCC ITP MSA was reissued in October 2025 to incorporate terms from the amendment issued to all Clients in December 2024 (effective January 17, 2025) covering information security and operational resilience and administrative updates; no material changes were made to the commercial/risk regime.

  DTCC ITP Client-Facing Roadmap - Provided to Clients and DTCC staff and outlines ITP's planned Services-related deliverables (e.g. enhancements) for the coming year, including clear articulation of those deliverables that facilitate STP. The Roadmap is a result of the annual Book of Work ("BoW"), which is driven, in part, by the ITP STP Strategy. The Roadmap was updated quarterly to reflect the progress made on ITP STP deliverables throughout the year. Please note, this artifact is only available to Clients of ITP.

Non-material updates were made to the following internal policies and procedures during the 2025 Reporting Period:

  Client Communication Guidelines - Many communication types are utilized to encourage Clients or potential Clients to use the Services and/or to promote the facilitation of STP. These Guidelines explain when to engage Marketing & Communications ("M&C") and provides an overview of the governance process to i) promote a high level of Client engagement, ii) implement a coordinated and strategic approach to email outreach, and iii) support all communications in a clear, consistent and single brand voice. Various Client communications are leveraged throughout the year to inform or promote ITP Services, the increased adoption of which may further facilitate STP. Revisions were not material to ITP.

  DTCC Incident Management Procedure - At times, Service disruptions can inhibit the onward transmission of messages for timely settlement, which may impact STP. Incident Management is aimed at resolving incidents and communicating the status of incidents to Clients. This Procedure defines what actions to take at each step of the process of encountering, identifying, classifying, and resolving events recognized as incidents. During instances of service disruption, incident management and communication is a key component of how ITP promotes the onward transmission of messages for timely settlement. This procedure was enhanced to further clarify identification of Regulation Systems Compliance & Integrity (SCI) ("Reg SCI") incidents.

  CCC - ITP Notification Procedure - This Procedure describes practices for notifying Clients of wide-scale incidents impacting multiple Clients or partners, including subsequent updates when available until the issue gets resolved. It was decommissioned and replaced by the Enterprise Resiliency Office's ("ERO") Business Incident Management Procedure. This Procedure outlines ERO's responsibilities in incident management, including its role in real-time response coordination, communication with internal and external stakeholders, and post-incident follow-up. It also defines the communication protocols ERO follows during critical events to ensure timely, accurate, and transparent information flow. During instances of service disruption, incident management and communication is a key component of how ITP promotes the onward transmission of messages for timely settlement.

Refer to the appendix for a summary of the published CMSP Client-facing and internal policies and procedures and supporting artifacts that were developed or enhanced to support the facilitation of STP, along with their linkage to various topics of the DTCC ITPM Central Matching Service Provider (CMSP) Policy ("ITPM CMSP Policy") and Exchange Act Rule 17Ad-27.

STP Progress

Rule 17Ad-27(b)(2)

Section 1. Central Matching Service Provider's Progress in Facilitating Straight Through Processing During the 2025 Reporting Period

Section 1.1 Initiatives Facilitating STP

Over the 2025 Reporting Period, ITP analyzed, delivered and/or advanced several initiatives that were reasonably designed to further facilitate STP, which most notably resulted in the following:

  Sustained strong affirmation rates at ~95% throughout the year, through volume increases and market volatility. December overall industry affirmation rates were 95.60% by 9pm on Trade Date ("T") (see Table 5.0), while fail rates have also remained in line with those in a T+2 environment and systems performance and resiliency remained stable. ITP continues to monitor industry-wide affirmation rates and behaviors post the successful U.S. transition to a T+1 settlement cycle on May 28, 2024.
  The Prime Broker Flow, accounting for approximately 60% of DTC eligible affirmation volume, continued to experience high affirmation rates by 9pm on T (98.65% 2025 Reporting Period average), as did the CTM Match to Instruct ("M2i") auto affirmation workflow (99.55% 2025 Reporting Period average) and M2i TradeMatch auto affirmation workflow (96.41% 2025 Reporting Period average) on the bilateral workflow. Bilateral flow affirmation rates also remained consistent throughout the year, ranging from 88%-93% by 9pm on T. This is a significant increase compared to a T+2 environment, however bilateral flow affirmation rates continue to remain lower than prime broker affirmation rates, given the higher concentration of non-US Custodian or IM Clients affirming and who are not on auto-affirmation workflows.
  CTM and TradeSuite ID processing experienced multiple new record volume days over the 2025 Reporting Period, due to market volatility driven by geopolitical factors, and planned market events (e.g., Triple Witching). As an example, on April 7th, 2025, CTM processed over 3.7M transactions and TradeSuite ID over 5.8M transactions (compared to 2024 daily averages of 1.9M and 2.5M, respectively). ITP's continued investments over the 2025 Reporting Period in infrastructure, capacity management and resiliency enabled ITP to handle these periods of high volume dates without system disruptions or performance issues.
  The CTM M2i program remains a priority for the business as an enabler to accelerated settlement. M2i adoption remained steady throughout 2025 and is offered as the standard workflow setup for new CTM Clients. There was an increase in the number of buy side Clients going live on auto-affirmation (663 in December 2025 vs 644 year-end 2024), of which 603 are enabled on the M2i workflow as of December 2025, compared to 563 year-end 2024. ITP's largest volume Brokers are now set up to use M2i; 86 Broker Bank Identifier Codes ("BICs") (Equities) and 13 Fixed Income ("FI") are as well, and the ITP Partner community supporting the M2i workflow for their underlying clients grew incrementally. Teams continue to focus on onboarding eligible FI volume of Brokers already onboarded to M2i for Equities. Fifty-three percent of eligible CTM volume is coming through the M2i workflow.
  During the 2025 Reporting Period, ITP engaged with its Clients across various Client segments to explore STP facilitation opportunities, including opportunities to increase operational efficiency and resiliency in the marketplace. DTCC continued to progress on its multi-year, enterprise-wide Core Clearance and Settlement Modernization ("CCSM") initiative, which is focused on modernizing the most critical U.S. clearance and settlement systems to improve resiliency, stability, and long-term sustainability. The program's primary objective is to move legacy, mainframe-based systems to modern, distributed, cloud-based architectures. From an ITP perspective, the CCSM program includes data center rotation for CTM and modernization and data center rotation for TradeSuite ID. Achieving these milestones will lead to increased performance, stability, and resiliency, which underpin ITP's strategy and its ability to offer Services to further advance STP. Over the 2025 Reporting Period, ITP, based on Client feedback, further shaped its approach to executing against its CCSM program.
  As part of the TradeSuite ID modernization efforts, during the 2025 Reporting Period, ITP actively engaged with the industry and regulators to assess appetite on moving to a pre-settlement match model, where settlement matching, a new authorization process and new hold and release functionality would be introduced, replacing the existing authorization and exemption process today. ITP proposed moving to a pre-settlement match model as opposed to moving the existing Confirmation/Affirmation functionality in the U.S market (which today resides in TradeSuite ID) to an upgraded technology platform. This analysis explored whether or not the Confirmation/Affirmation model was the best long-term strategy for STP to retain Electronic Trade Confirmation ("ETC") "as is" from a functional/workflow perspective as ITP upgrades the technology platform and infrastructure on which it runs. Consistent with DTCC's modernization objectives, ITP considered moving away from the ETC model and towards a pre-settlement match model as an opportunity to drive the industry towards a streamlined and simpler workflow which drives STP and furthers ITP's commitment to resiliency and its ability to offer new workflows and capabilities to Clients and the industry as it pursues further accelerated settlement. A pre-settlement match model would allow for global alignment and simplification, providing the ability to eliminate bespoke processing associated with the U.S. market, as it is the only market that uses the Confirmation/Affirmation model. This workflow would allow settlement details to be matched and authorized earlier in the trade life cycle removing duplicative processing associated with trade matching, affirmation and then authorization/release, and allow for further integration and transparency into the full settlement cycle, unlocking data insights and opportunities.
  Ultimately, while the industry agreed with this model in principle and there was more interest in this proposed shift from Custodians, there was a lack of complete alignment of benefits anticipated amongst Clients. Competing Client priorities, existing high affirmation rates, and no regulatory mandate made it difficult for Clients to prioritize this transition. As a result of the feedback received, ITP made the decision not to pursue a move to a pre-settlement match workflow at this time and will modernize the current Confirmation/Affirmation workflow and move off the mainframe, retiring legacy applications that run on mainframe platforms and re-engineering them as modern applications that run on the cloud, by the end of 2029. Throughout 2025 while the industry engagement and analysis on the proposed pre-settlement match model occurred, TradeSuite ID in parallel delivered on foundational modernization capabilities throughout the year, including eligibility, ingestion, and settlement feed functionality.
  During the 2025 Reporting Period, ITP also commenced analysis on the current state architecture and configuration to provide options to refactor or rebuild a post trade matching platform that scales seamlessly across bilateral and multi-party models, otherwise known as the multi-year ITP One Platform initiative. After reviewing the analysis, ITP made the decision to prioritize key refactoring tasks to simplify and decouple the matching trade engine and prioritize moving the core matching trade engine components to the public cloud before executing wider trade engine changes aligned to the future state of other ITP workflows. This approach allows for overall program delivery while reducing systemic risk, increasing resiliency and accelerating core ITP matching components to the cloud by 2028, while other capabilities, such as ALERT and TradeSuite ID Confirmation/Affirmation will continue to move to the cloud as planned in 2029. ITP will continue to analyze opportunities and engage with the industry on future ITP workflows throughout 2026.
  In alignment with its STP strategy, ITP continues to focus on opportunities to expand asset class coverage to further provide STP in asset classes where CTM has limited or no coverage. Over the 2025 Reporting Period, CTM processed 33,000+ U.S. Listed Options trades, a 280% increase from 2024. This growth was driven by the U.S. Listed Options Early Adopter Program, which grew from 5 Clients in 2024 to 20 buy side firms and 6 executing brokers live on the service offering at the end of 2025. The program, established in 2024, looks to capture industry feedback on matching in this asset class via CTM, to therefore provide Service enhancements in standardizing the reconciliation process, eliminating the need for custom reports and file reconciliation for each trading partner.
  During this 2025 Reporting Period, ITP partnered with its Clients and the industry to explore enhanced repo matching expansion opportunities in CTM. Through various bi-lateral Client meetings, ITP Advisory Council meetings and independent analysis, ITP came to the consensus not to pursue the repo expansion in CTM. SIFMA's recommendations in 2025, industry feedback, the competitive environment and technical limitations made this investment unlikely to deliver sufficient market penetration. ITP will instead focus its attention on furthering U.S. Listed Options growth as an asset class.
  Early in 2025, ITP announced the PSET field population mandate to improve post-trade efficiency and reduce operational risk. While the primary driver is to support global markets (which don't rely on a Confirmation/Affirmation model) as they move to a T+1 environment, the U.S market is also expected to benefit as increased transparency into intended settlement location can reduce settlement failure risk, providing STP efficiency. After consultation with Clients and the industry, and to better support Client readiness and technical and market expectations, ITP revised its implementation timeline. Starting December 6, 2025, missing PSETs began triggering warning status errors for unpopulated PSETs, allowing Clients to identify and remediate issues. Full enforcement (FATAL errors message which will result in trade rejection) for missing PSETs will take effect in September 2026. As of year-end 2025, 55% of CTM Clients were 100% compliant in populating PSET for their allocations, compared to ~50% of Clients in September 2025.
  After the successful conclusion of the pilot program, the third-party chat functionality is integrated within CTM, which enables users to communicate in real time with their counterparties and discuss questions about their CTM activity with their brokers / IMs directly to troubleshoot issues. The integrated chat is now part of standard functionality and CTM Clients can elect to leverage a self-service portal, empowering profile administrators to subscribe to integrated chat services as needed, aligning with their specific workflow requirements.
  ALERT's broad and growing market coverage of Standard Settlement Instructions ("SSI's"), inclusive of securities, cash and collateral SSIs, plays a key role in minimizing challenges such as trade enrichments with golden copy SSIs and facilitating timely FX cash settlements. Additionally, ALERT's growing number of cash SSIs has removed the need for call backs, thereby reducing risk, fraud, and enhancing STP. ALERT now stores over 17.0M SSIs in its database, an ~765K increase in the last 12 months, of which nearly 60% are managed by golden source providers via Global Custodian Direct, ALERT for Prime Brokers and ALERT for Trustee Banks. Additionally, ALERT continues to experience a moderate increase in cash SSIs, which better positions certain Clients to mitigate potential FX challenges they may face in a T+1 environment. In alignment with the industry, DTCC transitioned to the ISO 20022 messaging standards mandate to modernize communication and replace legacy formats for improved efficiency, data quality and STP. Over the 2025 Reporting Period, ALERT enhancements were made to support the ISO 20022 messaging standards mandating the population of the Creditor name and address section for cash movements.
  Launched the limited, beta release of a new ITP Data Analytics Dashboard, which aims to enhance STP and operational efficiencies by creating additional metrics, insights and drilldowns, enabling firms to pinpoint affirmation issues and party specific views, near-real time with consistent metrics in a simplified experience. The beta release was issued to working group participants in November 2025 to gather feedback ahead of the broader market launch planned for 2026.
  There was growing usage of Trade Archive, which offers registered investment advisors (RIA's) record retention capabilities to meet the SEC Investment Advisers Act of 1940 Rule 204-2 requirements in the 2025 Reporting Period. Over 1,300 users have used Trade Archive since the May 2024 launch with over 900 organizations accessing the application.
  There was minimal Client uptake of the "T+1 Automation Package" which was rolled out in advance of the U.S. T+1 to provide manual IMs easier access, at a reduced cost, to CTM for Trade Matching & Affirmation, ALERT for SSI management & enrichment, and Trade Archive Service to help meet firms' record keeping requirements. Over the 2025 Reporting Period, to address this minimal uptake as well as offer the group of Services globally, revisions were made to re-market this suite of Services as the "Enhanced T+1 Enablement Package" in September. These updates expand the offering to include CTM UI upload functionality enhancements, increased monthly allocations permitted by each Client, access to ALERT ASSIsT, Trade Archive repository, AKAS enrichment, ITP Data Analytics and an opt-in for a SIM add-on (standard transaction fees apply). For U.S Clients only, auto-affirmation and the issuance of a TradeSuite ID is included, to facilitate CTM M2i usage.

Additionally, throughout the 2025 Reporting Period, ITP made several improvements in workflow efficiencies and added new capabilities to facilitate improvements in STP, which included:

  Enhanced the CTM UI by implementing import functionality to allow for bulk upload of transactions by smaller buy-side Clients, which will reduce manual data entry into CTM. Additionally, introduced new, dynamic search capabilities on the UI to a select group of early adopter Clients, providing the ability to return a wider array of specific CTM trades using a broad set of search parameters.
  Supported interfund transfers between two funds at the same IM, enabling Clients to seamlessly transition positions between accounts, facilitating automated SSI enrichment within CTM to facilitate downstream "Free of Payment" messages to custodians.
  Supported the basket trades that make up ETF's by allowing Clients to match on those trades "Free of Payment" and support the associated SWIFT ISO MT540 and MT542 messages to help automate transaction processing.
  Developed new notification enhancements on disaffirmations in TradeSuite ID to further enable prime brokers to more efficiently identify affirmation rate issues.
  Completed retirement of ITP's existing Client Facing Dashboard user interface and seamlessly migrated to a new Integration Operations Portal which improves efficiencies and is intended to improve the Client onboarding experience.
  Made significant inroads in migrating Clients from legacy interface and access methods over the 2025 Reporting Period, and onto more strategic, industry standard and resilient offerings, which provides improved messaging performance. Completed over 75% of Client migration from legacy Client-Side Scheduler Software ("CSSS") to Secure File Transfer Protocol ("SFTP"), retired the PUSH v2 interface, and moved legacy leased lines to more robust service providers.

During the 2025 Reporting Period, ITP continued to focus on SSI Enrichment as an enabler to STP. SSI Enrichment supports STP because it establishes standardized processes for storing, updating, and communicating account and settlement details in a complete and consistent manner, which in turn helps to reduce the risk and associated operational costs of trade failure. ALERT is the world's largest SSI database, with over 17 million SSIs across multiple asset classes, enabling Clients to securely manage and automate the communication of SSIs globally. Institutional SSI Compliance rates were 99%+, where ~98% of Broker-Dealer CTM Blocks and over 89% of institutional CTM Allocations were automatically enriched by ALERT SSIs (YTD December, Table 6.0). SSI Compliance refers to how ALERT helps bring confidence that the SSI data is in compliance with the latest industry and Securities Market Practice Group standards. The following initiatives assisted in SSI Compliance:

  Simplified data entry in the ALERT UI, enabling a more intuitive ability to accurately manage SSIs.
  Enhanced Client alerting on ALERT, providing brokers transparency into acronym updates and account access changes.
  Reduced risk and eliminated manual procedures by integrating and utilizing systems to reduce manual procedures in order to provide expanded self-service Client reporting on ALERT.
  Adoption continued over the 2025 Reporting Period on the Ready to Settle (RTS) API which ensures firms have completed their new account setup, leveraging ALERT SSI data.
  Automated SSI processing for the Global Service Bureau operations who service managed services (Lift Out, ASSIsT), eliminating the need to manually interpret raw Client SSI data, enter data into templates, and bulk upload to the ALERT platform, thus reducing risk, increasing efficiency and improving data quality.

ITP captures feedback from the Client community and industry throughout the year to ensure it remains aligned with the needs of its constituents, and which may, at times, lead to ITP de-scoping or de-prioritizing deliverables. During the 2025 Reporting Period, the following deliverables previously included in the STP Roadmap were de-scoped or deprioritized due to Client feedback revealing the level of interest dropped:

  In alignment with the Repo analysis, there was not a strong enough Client demand for the M2i Away Flow which aimed to provide enhancements so that non-self-clearing brokers that rely on their clearing broker today could create their TradeSuite ID confirmations and take advantage of the automated M2i workflow.
  Client feedback has revealed that the level of interest in the potential Real Time Settlement API has dropped, as their priorities have shifted to addressing the ISO upgrade to 20022.
  Also, de-prioritized due to shifting focus on ISO 20022, increasing data quality by connecting with account onboarding service providers to expand upon General Account data points (e.g. LEIs, MENA IDs), enabling investment funds entities with the ability to cross reference multiple industry identifiers in support of timely trade execution.
  Further automation of ALERT notification alerting, allowing IMs to retrieve SSIs in near real-time, facilitating STP and settlement finality, was deprioritized based on declining Client interest.
  ITP made the decision to re-evaluate scope and defer the PNO self-service initiative to 2026, where it will be delivered as a smaller-scale, low-complexity version aligned with platform strategy, environment governance, and stakeholder feedback. The legacy UI decommission resolved many of the issues self-service was meant to address, such as automating testing in shared environments.
  Due to higher Client priorities on SIM, creating a separate status filter and view for ineligible records to enhance reconciliation of eligible vs. ineligible trades for Clients was deprioritized.

Section 1.2 Client and Industry Engagement

ITP is committed to partnering with its Clients and the industry to help promote a no-touch workflow and STP in the industry with the objective of driving increased settlement efficiency. As the financial markets' trusted industry partner, ITP is regularly sharing its unique perspective and viewpoint on challenges and solutions impacting the post-trade lifecycle. ITP also engages with its Clients and the industry via thought-leadership and forums designed to promote debate and solutioning from these groups. ITP uses this feedback in support of its Services development process, in order to align its Strategy and Services to bring efficiencies to the industry for all aspects of post-trade processing. During the 2025 Reporting Period, some of the key Client/industry engagements which helped to shape ITP's STP Strategy and deliverables included:

  Americas Regional Advisory Council ("RAC") - The advisory council met on a regular basis throughout the year and discussed key initiatives in support of advancing STP. Over the 2025 Reporting Period, the RAC held several joint sessions with the NSCC and DTC Clearance and Settlement Advisory Council ("CSAC") to break down silos across Clients who leverage multiple DTCC business lines, drive a clear overarching strategy and bring capital and settlement efficiencies to DTCC's global, multi-segment Client base. The engagement with the RAC and joint sessions with the CSAC was critical to the analysis and ultimate decisions made by ITP on key initiatives such as TradeSuite ID Modernization, Pre-Settlement Match, Repo's and U.S. Listed Options in CTM. For more information on those initiatives and their decisions, please refer to the "Qualitative Description of STP Facilitation" section of this Report.
  U.S. Listed Options Early Adopter Program - The Early Adopter program looks to grow community and capture industry feedback on matching in this asset class via CTM, therefore standardizing the reconciliation process, eliminating the need for custom reports and file reconciliations for each trading partner; this program continues to make strong progress. Over the 2025 Reporting Period, the Early Adopter Program grew to 20 buy side firms and 6 Executing Brokers (EB), processing 33,000+ Listed Options trades - a 280% increase from 2025. Due to the success of the Early Adopter Program, a CTM Listed Options Design Partner Working Group was established in Q4 2025.
  CTM Listed Options Design Partner Working Group - The working group collects feedback, designs workflows and prioritizes enhancements. The goal is to ultimately explore and design longer term connectivity between trade matching and clearing. The working group was kicked off in Q4 2025 to discuss CTM connectivity to a US clearing house; participants include the US clearing house, Clearing Brokers and Executing Brokers (Investment Managers / Hedge Funds to join in 2026).
  Client Facing Working Groups - These are groups which ITP runs with Client segments throughout the year to capture more detailed user feedback on enhancements and deliverables on ITP's annual BoW. Some of the key STP deliverables that were validated by Clients for inclusion in the 2025 and/or 2026 BoW include:
  ALERT - Supported data quality such as cash best practices, market changes, and collateral SSI management.
  CTM - Timing of the PSET submission mandate, supporting interfund transfer enhancements, the Transfer/Free of Payment workflow, and M2i eligibility model.
  Data Analytics - Partnered with the Client community on the strategy and evolution of Data Analytics capabilities, enhanced STP and operational efficiencies by creating additional metrics, insights and drilldowns, and participated in the beta launch in Q4 2025.

Section 1.3 Impediments to STP

ITP strives to offer Services that reduce or remove manual systems and processes, however there will, at times, remain manual processes and/or systems by design, to meet certain Client needs or because the cost to remediate is not, in ITP's judgment, worth the benefits gained by adding automation. ITP will regularly monitor these manual systems and processes, and where prioritized, look to automate or remediate/retire. Manual systems ITP automated or analyzed in 2025 and plans to automate and/or retire in 2026 include the following:

  The Proof of Concept ("PoC") to automate the manual SSI ingestion process concluded in 2025 and a phased implementation approach has commenced with full automation targeted for Q1 2026.
  Enhancements were made in 2025 to the CTM UI, which supports low volume, manual Clients, to enable bulk upload functionality on an improved CTM interface for the benefit of central matching and STP efficiency.
  CTM Auto Responders are in the process of being modernized and enhanced to support additional capabilities. CTM Auto Responders enables a self-service simulation of counterparty trade behavior which helps Clients test the Services while onboarding. This reduces the need to test using human interaction/integration touch points, facilitating operational improvements, and a more seamless integration on to CTM once live in 2026.
  Over the 2025 Reporting Period, revisions were made to the "T+1 Automation Package", which was rolled out in advance of the U.S. T+1, to provide additional benefits to smaller, manual IMs, and re-market the suite of Services as the "Enhanced T+1 Enablement Package". These updates expand the offering to include CTM UI upload functionality enhancements, increased monthly allocations permitted by each Client, access to ALERT ASSIsT, Trade Archive repository, AKAS enrichment, ITP Data Analytics and an opt-in for a SIM add-on (standard transaction fees apply). For U.S Clients only, auto-affirmation and the issuance of a TradeSuite ID is included, to facilitate CTM M2i usage.

In addition, while ITP Services and supporting Procedures are designed to promote the successful onward transmission of messages for timely settlement, a significant or frequent disruption to such Services could impede STP. At times, Service disruptions can impact the onward transmission of messages for timely settlement. ITP, as part of the broader DTCC Enterprise, maintains robust Operational Resilience, Business Continuity, and Incident Management & Crisis Response programs to support issue identification, resolution, and communication where applicable. During the 2025 Reporting Period, there were no ITP incidents that were classified as moderate or high.

Actions CMSP Intends to Take for STP

Rule 17Ad-27(b)(5)

As set forth in 17 CFR 240.17Ad-27(b)(5), below is a qualitative description of the actions, in the case of ITPM, the exempt clearing agency, intends to take to further facilitate STP of institutional securities transactions as an exempt clearing agency during the 2026 Reporting Period.

The below key initiatives are planned for 2026 to further facilitate STP. In some cases, analysis or development began in 2025 for a 2026 delivery, or analysis and/or development occurs in 2026, with a 2027+ deliverable. Please refer to the Client Facing Roadmap under "Quick Links" on the ITP home page of the Learning Center at dtcclearning.com/products-and-services/itp.html for the latest schedule of deliverables and timelines. Deliverables may change or be de-prioritized or de-scoped during the year based on Client feedback or other competing priorities.

CTM and TradeSuite ID

  Analyze opportunities to grow U.S. Listed Options as a matched asset class on CTM, including enhancing STP and creating capital efficiencies by connecting directly to a US clearing house to support an automated clearing workflow.
  Mandate the population of the PSET field in September 2026, aiming to reduce Client settlement issues specifically caused by misaligned PSET and SSIs, thus driving STP.
  Enhance the SIM trade search functionality to provide near real-time results enabling users to address exceptions more efficiently.
  Enhance TradeSuite ID to accept future dated (Trade Date +1) confirms shortly after the 9:00pm ET S-1 affirmation cutoff in support of DTCC's 24x5 trading initiative, enhancing market resiliency and drive operational efficiency.
  Remain committed to furthering the adoption of M2i, with a focus on onboarding eligible volume to the M2i workflow, including eligible FI volume.
  Enhance STP and operational efficiencies by fully launching the ITP Data Analytics Dashboard, creating additional metrics/insights/drill-downs enabling firms to pinpoint affirmation issues and party-specific views.

ALERT

  Enhance the ALERT enrichment process to account for the September 2026 CTM requirement to populate PSET aimed at reducing enrichment failure.
  Facilitate STP by introducing an SSI template for Options.
  Further reduce risk and eliminate manual procedures by fully integrating and utilizing internal systems to provide expanded self-service Client reporting.
  Update ALERT to modernize and replace existing TradeSuite ID Standing Instruction Database (SID).

Modernization, Performance and Data

  Progress against the multi-year modernization and cloud journey aimed at developing foundational capabilities, simplifying components, and reducing systemic risk by decoupling application dependencies, resulting in an even more resilient and adaptable platform for Clients. In 2026, TradeSuite ID Modernization will focus on foundational capabilities to ensure alignment with NSCC Clearing and DTC Settlement modernization including ingestion messages, DTC Settlement feed, UTC Settlement feed, Trade State Manager and a continuation of eligibility.
  Continue analysis on future ITP workflows and trade engine in order to drive a decision on strategy and approach on trade engine refactoring in 2026, while in parallel, beginning efforts for CTM core matching moving to the cloud.
  Progress toward decommissioning legacy data capabilities resulting in enhanced resiliency and more efficient data movement through internal systems.
  Reduce operational risk and create an enhanced self-service capability for entitlement services onboarding procedures.
  Create parity with core applications by continuing to update secondary interfaces (FIX, MTI) and support interface changes and performance improvements required for onboarding of new Clients.
  Enhance internal system, enabling applications to decouple from analytics and reporting to reduce risk, standardize metrics, and strengthen transparency into T metrics on T+1.